SCHEDULE I, CONDENSED FINANCIAL INFORMATION OF PARENT	12 Months Ended
Dec. 31, 2016
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Financial Information of Parent
SCHEDULE I – SEMPRA ENERGY CONDENSED FINANCIAL INFORMATION OF PARENT

SEMPRA ENERGY
CONDENSED STATEMENTS OF OPERATIONS
(Dollars in millions, except per share amounts)
	Years ended December 31,
	2016	2015	2014
Interest expense	$(277)	$(261)	$(235)
Operation and maintenance	(81)	(66)	(78)
Other (expense) income, net	(2)	7	50
Income tax benefit	181	150	133
Loss before equity in earnings of subsidiaries	(179)	(170)	(130)
Equity in earnings of subsidiaries, net of income taxes	1,549	1,519	1,291
Net income/earnings	$1,370	$1,349	$1,161
Basic earnings per common share	$5.48	$5.43	$4.72
Weighted-average number of shares outstanding (thousands)	250,217	248,249	245,891
Diluted earnings per common share	$5.46	$5.37	$4.63
Weighted-average number of shares outstanding (thousands)	251,155	250,923	250,655

See Notes to Condensed Financial Information of Parent.

SEMPRA ENERGY
CONDENSED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Dollars in millions)
	Years ended December 31,
	Pretax amount	Income tax benefit	Net-of-tax amount
2016:
Net income	$1,189	$181	$1,370
Other comprehensive income (loss):
Foreign currency translation adjustments	42	—	42
Financial instruments	(6)	11	5
Pension and other postretirement benefits	(13)	4	(9)
Total other comprehensive income	23	15	38
Comprehensive income	$1,212	$196	$1,408
2015:
Net income	$1,199	$150	$1,349
Other comprehensive income (loss):
Foreign currency translation adjustments	(260)	—	(260)
Financial instruments	(80)	33	(47)
Pension and other postretirement benefits	(3)	1	(2)
Total other comprehensive loss	(343)	34	(309)
Comprehensive income	$856	$184	$1,040
2014:
Net income	$1,028	$133	$1,161
Other comprehensive income (loss):
Foreign currency translation adjustments	(193)	—	(193)
Financial instruments	(106)	42	(64)
Pension and other postretirement benefits	(20)	8	(12)
Total other comprehensive loss	(319)	50	(269)
Comprehensive income	$709	$183	$892

SEMPRA ENERGY
CONDENSED BALANCE SHEETS
(Dollars in millions)
	December 31, 2016	December 31, 2015
Assets:
Cash and cash equivalents	$12	$4
Due from affiliates	73	62
Other current assets	2	4
Total current assets	87	70

Investments in subsidiaries	17,329	15,586
Due from affiliates	—	457
Deferred income taxes	2,570	2,188
Other assets	592	641
Total assets	$20,578	$18,942

Liabilities and shareholders’ equity:
Current portion of long-term debt	$600	$752
Due to affiliates	359	332
Income taxes payable	153	42
Other current liabilities	374	310
Total current liabilities	1,486	1,436

Long-term debt	5,100	5,195
Due to affiliates	517	—
Other long-term liabilities	524	502
Shareholders’ equity	12,951	11,809
Total liabilities and shareholders’ equity	$20,578	$18,942

SEMPRA ENERGY
CONDENSED STATEMENTS OF CASH FLOWS
(Dollars in millions)
	Years ended December 31,
	2016	2015	2014

Net cash used in operating activities	$(178)	$(255)	$(260)

Dividends received from subsidiaries	175	350	300
Expenditures for property, plant and equipment	(5)	(43)	(15)
Purchase of trust assets	—	(5)	(4)
Decrease (increase) in loans to affiliates, net	457	(457)	627
Cash provided by (used in) investing activities	627	(155)	908

Common stock dividends paid	(686)	(628)	(598)
Issuances of common stock	51	52	56
Repurchases of common stock	(56)	(74)	(38)
Issuances of long-term debt	499	1,248	499
Payments on long-term debt	(750)	—	(800)
Increase (decrease) in loans from affiliates, net	504	(230)	234
Tax benefit related to share-based compensation	—	52	—
Other	(3)	(9)	(4)
Cash (used in) provided by financing activities	(441)	411	(651)

Increase (decrease) in cash and cash equivalents	8	1	(3)
Cash and cash equivalents, January 1	4	3	6
Cash and cash equivalents, December 31	$12	$4	$3

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES
Financing of build-to-suit property	$—	$61	$61
Common dividends issued in stock	53	55	42
Dividends declared but not paid	189	174	163
See Notes to Condensed Financial Information of Parent.
SEMPRA ENERGY
NOTES TO CONDENSED FINANCIAL INFORMATION OF PARENT
Basis of Presentation
Sempra Energy accounts for the earnings of its subsidiaries under the equity method in this unconsolidated financial information.
Other Income, Net, on the Condensed Statements of Operations includes $23 million, $3 million and $27 million of gains on dedicated assets in support of our executive retirement and deferred compensation plans in 2016, 2015 and 2014, respectively.
Because of its nature as a holding company, Sempra Energy Parent classifies dividends received from subsidiaries as an investing cash flow.
New Accounting Standards
We describe below recent pronouncements that have had or may have a significant effect on Sempra Energy Parent’s financial condition, results of operations, cash flows or disclosures.
Accounting Standards Update (ASU) 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities”: In addition to the presentation and disclosure requirements for financial instruments, ASU 2016-01 requires entities to measure equity investments, other than those accounted for under the equity method, at fair value and recognize changes in fair value in net income. Entities will no longer be able to use the cost method of accounting for equity securities. However, for equity investments without readily determinable fair values, entities may elect a measurement alternative that will allow those investments to be recorded at cost, less impairment, and adjusted for subsequent observable price changes. Upon adoption, entities must record a cumulative-effect adjustment to the balance sheet as of the beginning of the first reporting period in which the standard is adopted. The guidance on equity securities without readily determinable fair values will be applied prospectively to all equity investments that exist as of the date of adoption of the standard.
For public entities, ASU 2016-01 is effective for fiscal years beginning after December 15, 2017. We will adopt ASU 2016-01 on January 1, 2018 as required and do not expect it to materially affect our financial condition, results of operations or cash flows. We will make the required changes to our disclosures upon adoption.
ASU 2016-02, “Leases”: ASU 2016-02 requires entities to include substantially all leases on the balance sheet by requiring the recognition of right-of-use assets and lease liabilities for all leases. Entities may elect to exclude from the balance sheet those leases with a maximum possible term of less than 12 months. For lessees, a lease is classified as finance or operating and the asset and liability are initially measured at the present value of the lease payments. For lessors, accounting for leases is largely unchanged from previous provisions of accounting principles generally accepted in the United States of America (U.S. GAAP), other than certain changes to align lessor accounting to specific changes made to lessee accounting and ASU 2014-09, “Revenue from Contracts with Customers.” ASU 2016-02 also requires new qualitative and quantitative disclosures for both lessees and lessors.
For public entities, ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, with early adoption permitted, and is effective for interim periods in the year of adoption. The standard requires lessees and lessors to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The modified retrospective approach includes optional practical expedients that may be elected, which would allow entities to continue to account for leases that commence before the effective date of the standard in accordance with previous U.S. GAAP unless the lease is modified, except for the lessee requirement to begin recognizing right-of-use assets and lease liabilities for all operating leases on the balance sheet at the reporting date. We are currently evaluating the effect of the standard on our ongoing financial reporting and have not yet selected the year in which we will adopt the standard. As part of our evaluation, we formed a steering committee comprised of members from relevant Sempra Energy business units. Based on our assessment to date, we have determined that we will adopt ASU 2016-02 using the modified retrospective approach and will elect the practical expedients available under the transition guidance.
ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting”: ASU 2016-09 is intended to simplify several aspects of the accounting for employee share-based payment transactions. Under ASU 2016-09, excess tax benefits and tax deficiencies are required to be recorded in earnings, and the requirement to reclassify excess tax benefits from operating to financing activities on the statement of cash flows has been eliminated. ASU 2016-09 also allows entities to withhold taxes up to the maximum individual statutory tax rate without resulting in liability classification of the award and clarifies that cash payments made to taxing authorities in connection with withheld shares should be classified as financing activities in the statement of cash flows. Additionally, the standard provides for an accounting policy election to either continue to estimate forfeitures or account for them as they occur. For public entities, ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, with early adoption permitted, and is effective for interim periods in the year of adoption.
We early adopted the provisions of ASU 2016-09 during the three months ended September 30, 2016, with an effective date of January 1, 2016. Upon adoption:

▪
Sempra Energy Parent recognized a cumulative-effect adjustment to retained earnings and a deferred tax asset as of January 1, 2016 of $49 million for previously unrecognized excess tax benefits from share-based compensation.

▪
Sempra Energy Parent recognized earnings consisting of excess tax benefits on the Condensed Statements of Operations of $17 million in the year ended December 31, 2016, all of which related to the three months ended March 31, 2016. Excess tax benefits of $34 million were previously recorded in Sempra Energy Parent Shareholders’ Equity in Common Stock prior to adoption of ASU 2016-09.

▪
The excess tax benefits from share-based compensation for Sempra Energy Parent were previously classified as a financing activity on Sempra Energy Parent’s Condensed Statement of Cash Flows. As now required, excess tax benefits for Sempra Energy Parent are included in Cash Flows From Operating Activities on the Condensed Statements of Cash Flows for the year ended December 31, 2016. This amendment was adopted prospectively, and therefore, we have not adjusted the Condensed Statements of Cash Flows for the prior periods presented.

▪
As a result of the provision to recognize excess tax benefits in earnings, these benefits are no longer included in the calculation of diluted earnings per share (EPS) effective January 1, 2016. The weighted-average number of common shares outstanding for diluted EPS increased by 75 thousand shares for the three months ended March 31, 2016 and 98 thousand shares and 89 thousand shares for the three months and six months ended June 30, 2016, respectively.

Upon adoption of ASU 2016-09, we elected to continue estimating the number of awards expected to be forfeited and adjusting our estimate on an ongoing basis. All other provisions of ASU 2016-09 did not impact our financial condition, results of operations or cash flows.
ASU 2016-13, “Measurement of Credit Losses on Financial Instruments”: ASU 2016-13 changes how entities will measure credit losses for most financial assets and certain other instruments. The standard introduces an “expected credit loss” impairment model that requires immediate recognition of estimated credit losses expected to occur over the remaining life of most financial assets measured at amortized cost, including trade and other receivables, loan commitments and financial guarantees. ASU 2016-13 also requires use of an allowance to record estimated credit losses on available-for-sale debt securities and expands disclosure requirements regarding an entity’s assumptions, models and methods for estimating the credit losses.
For public entities, ASU 2016-13 is effective for fiscal years beginning after December 15, 2019, with early adoption permitted for fiscal years beginning after December 15, 2018. We are currently evaluating the effect of the standard on our ongoing financial reporting and have not yet selected the year in which we will adopt the standard.
ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments”: ASU 2016-15 provides guidance on how certain cash receipts and cash payments are to be presented and classified in the statement of cash flows in order to reduce diversity in practice.
For public entities, ASU 2016-15 is effective for fiscal years beginning after December 15, 2017, with early adoption permitted, and is effective for interim periods in the year of adoption. An entity that elects early adoption must adopt all of the amendments in the same period. Entities must apply the guidance retrospectively to all periods presented, but may apply it prospectively if retrospective application would be impracticable. We are currently evaluating the effect of the standard on our ongoing financial reporting and have not yet selected the year in which we will adopt the standard.
ASU 2017-05, “Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets”: ASU 2017-05 clarifies the scope of accounting for the derecognition or partial sale of nonfinancial assets to exclude all businesses and nonprofit activities. ASU 2017-05 also provides a definition for in-substance nonfinancial assets and additional guidance on partial sales of nonfinancial assets. For public entities, ASU 2017-05 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period, with early adoption permitted. An entity may elect to apply the amendments under a retrospective or modified retrospective approach. We are currently evaluating the effect of the standard on our ongoing financial reporting and plan to adopt in conjunction with ASU 2014-09 on January 1, 2018, but have not yet selected the method of adoption.
Long-Term Debt
The following table shows the detail and maturities of long-term debt outstanding:

LONG-TERM DEBT
(Dollars in millions)
	December 31, 2016	December 31, 2015

6.5% Notes June 1, 2016, including $300 at variable rates after fixed-to-floating rate swaps effective January 2011 (4.77% at December 31, 2015)	$—	$750
2.3% Notes April 1, 2017	600	600
6.15% Notes June 15, 2018	500	500
9.8% Notes February 15, 2019	500	500
1.625% Notes October 7, 2019	500	—
2.4% Notes March 15, 2020	500	500
2.85% Notes November 15, 2020	400	400
2.875% Notes October 1, 2022	500	500
4.05% Notes December 1, 2023	500	500
3.55% Notes June 15, 2024	500	500
3.75% Notes November 15, 2025	350	350
6% Notes October 15, 2039	750	750
Market value adjustments for interest rate swaps, net	(3)	(2)
Build-to-suit lease	137	136
	5,734	5,984
Current portion of long-term debt	(600)	(752)
Unamortized discount on long-term debt	(10)	(10)
Unamortized debt issuance costs	(24)	(27)
Total long-term debt	$5,100	$5,195

Excluding the build-to-suit lease and market value adjustments for interest rate swaps, maturities of long-term debt are $600 million in 2017, $500 million in 2018, $1 billion in 2019, $900 million in 2020 and $2.6 billion thereafter.
Additional information on Sempra Energy’s long-term debt is provided in Note 5 of the Notes to Consolidated Financial Statements in the Annual Report.
Commitments and Contingencies
For contingencies and guarantees related to Sempra Energy, refer to Notes 4, 5 and 15 of the Notes to Consolidated Financial Statements in the Annual Report.